Exhibit 99.1

SUPPLEMENTAL FINANCIAL INFORMATION FOR THREE MONTHS ENDED SEPTEMBER 30, 2024

November 07, 2024

60 Cutter Mill Rd., Great Neck, NY 11021

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
We consider some of the information set forth herein to contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, with respect to our expectations for future periods. Forward-looking statements do not discuss historical fact, but instead include statements related to expectations, projections, intentions or other items related to the future. Such forward-looking statements include, without limitation, statements regarding expected operating performance and results, property acquisition and disposition activity, joint venture activity, development and value add activity and other capital expenditures, and capital raising and financing activity, as well as revenue and expense growth, occupancy, interest rate and other economic expectations. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “forecasts,” “projects,” “assumes,” “will,” “may,” “could,” “should,” “budget,” “target,” “outlook,” “opportunity,” “guidance” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which are in some cases, beyond our control, which may cause our actual results, performance or achievements to be materially different from the results of operations, financial conditions or plans expressed or implied by such forward-looking statements. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore such forward-looking statements included in this report may not prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be achieved and investors are cautioned not to place undue reliance on such information.
The following factors, among others, could cause our actual results, performance or achievements to differ materially from those expressed or implied in the forward-looking statements:

•inability to generate sufficient cash flows due to unfavorable economic and market conditions (e.g., inflation, volatile interest rates and the possibility of a recession), changes in supply and/or demand, competition, uninsured losses, changes in tax and housing laws or other factors;
•adverse changes in real estate markets, including, but not limited to, the extent of future demand for multifamily units in our significant markets, barriers of entry into new markets which we may seek to enter in the future, limitations on our ability to increase or collect rental rates, competition, our ability to identify and consummate attractive acquisitions and dispositions on favorable terms, and our ability to reinvest sale proceeds in a manner that generates favorable returns;
•general and local real estate conditions, including any changes in the value of our real estate;
•decreasing rental rates or increasing vacancy rates;
•challenges in acquiring or investing in multi-family properties (including challenges in (i) buying properties directly without the participation of joint venture partners and (ii) making alternative investments in multi-family properties, and the limited number of multi-family property investment/acquisition opportunities available to us), which transactions may not be completed or may not produce the cash flows or income expected;
•the competitive environment in which we operate, including competition that could adversely affect our ability to acquire properties and/or limit our ability to lease apartments or increase or maintain rental rates;
•exposure to risks inherent in investments in a single industry and sector;
•the concentration of our multi-family properties in the Southeastern United States and Texas, which makes us more susceptible to adverse developments in those markets;

•increases in expenses over which we have limited control, such as real estate taxes, insurance costs and utilities, due to inflation and other factors;
•impairment in the value of real estate we own;
•failure of property managers to properly manage properties;
•accessibility of debt and equity capital markets;
•disagreements with, or misconduct by, joint venture partners;
•inability to obtain financing at favorable rates, if at all, or refinance existing debt as it matures due to the level and volatility of interest or capitalization rates or capital market conditions;
•extreme weather and natural disasters such as hurricanes, tornadoes and floods;
•lack of or insufficient amounts of insurance to cover, among other things, losses from catastrophes;
•risks associated with acquiring value-add multi-family properties, which involves greater risks than more conservative approaches;
•the condition of Fannie Mae or Freddie Mac, which could adversely impact us;
•changes in Federal, state and local governmental laws and regulations, including laws and regulations relating to taxes and real estate and related investments;
•our failure to comply with laws, including those requiring access to our properties by disabled persons, which could result in substantial costs;
•board determinations as to timing and payment of dividends, if any, and our ability or willingness to pay future dividends;
•our ability to satisfy the complex rules required to maintain our qualification as a REIT for federal income tax purposes;
•possible environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us or a subsidiary owned by us or acquired by us;
•our dependence on information systems and risks associated with breaches of such systems;
•disease outbreaks and other public health events, and measures that are taken by federal, state, and local governmental authorities in response to such outbreaks and events;
•impact of climate change on our properties or operations;
•risks associated with the stock ownership restrictions of the Internal Revenue Code of 1986, as amended (the "Code") for REITs and the stock ownership limit imposed by our charter; and
•the other factors described in the reports we file with the SEC, including those set forth in our Annual Report on Form 10-K under the captions "Item 1. Business," "Item 1A. Risk Factors," and "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations".

We undertake no obligation to update or revise the information herein, whether as a result of new information, future events or circumstances, or otherwise.

Units under rehabilitation for which we have received or accrued rental income from business interruption insurance, while not physically occupied, are treated as leased (i.e., occupied) at rental rates in effect at the time of the casualty.

We use pro rata (as defined under "Non-GAAP Financial Measures and Definitions") to help the reader gain a better understanding of our unconsolidated joint ventures. However, the use of pro rata information has certain limitations and is not representative of our operations and accounts as presented in accordance with GAAP. Accordingly, pro rata information should be used with caution and in conjunction with the GAAP data presented herein and in our reports filed with the SEC.
The state-by-state and property-by-property revenue, weighted average rent per occupied unit and similar information presented herein do not give effect to the deferred rent concessions. Revenues for each of the three and nine months ended September 30, 2024, exclude $952,000 of the deferred rent concessions, including amortization, with respect to the consolidated data and $105,000 with respect to the unconsolidated data.

BRT Apartments Corp. (NYSE: BRT)

Third Quarter 2024 and Subsequent Highlights
•Reported results for the third quarter of 2024 of net loss of $2.2 million, or $(0.12) per diluted share, Funds from Operations, or FFO, of $0.30 per diluted share and Adjusted Funds from Operations, or AFFO, of $0.36 per diluted share.
•Equity in earnings of unconsolidated joint ventures was $369,000 in the third quarter of 2024.
•Combined Portfolio NOI increased 0.6% for the third quarter of 2024 compared to the prior-year period.
•Combined Portfolio NOI, net loss, FFO and AFFO results were in line with the operational environment the Company previously outlined in its 2024 outlook.
•Repurchased 6,563 shares during the third quarter at a weighted average price of $17.55.
•Maintained revolving credit facility of up to $40.0 million, with $0 outstanding, and maturity in September 2027.
•Closed a $28.0 million, seven-year mortgage at an interest rate of 5.22% secured by the Company’s Woodland Trails – LaGrange, Georgia property.
•Provided a total of $18.3 million at a weighted average initial current pay rate of 6.0% to 6.5% and an all-in rate, including PIK, of 13.0%. These funds were provided to a 204-unit multifamily property in Wilmington, North Carolina and a 184-unit multifamily property in Kennesaw, Georgia.

See the reconciliations provided later in this supplemental of FFO, AFFO and Combined Portfolio NOI, to net income, as calculated in accordance with GAAP, and the definitions of such terms under "Non-GAAP Financial Measures and Definitions."

Full Year 2024 Outlook
The Company has updated its previously issued commentary below:

•The operational environment in BRT’s Combined Portfolio is expected to be consistent with other Sunbelt-focused operators with new supply muting new and renewal lease rent growth until at least part of 2025 as the new supply is absorbed.
•BRT intends to emphasize stable average occupancy within the portfolio until it can achieve a lift in rental rates.
•Controllable expense growth is expected to grow modestly compared to 2023 and non-controllable expenses, particularly insurance, are expected to moderate somewhat compared to 2023.
•BRT’s balance sheet has no debt maturities until the third quarter of 2025, improved pricing and full availability on its credit facility and ample liquidity to deploy.
•The 240-unit Stono Oaks development in Johns Island, SC, of which BRT owns a 17.45% interest, is in lease up and is anticipated to continue to lead to a drag on earnings from equity in unconsolidated joint ventures as the Company recognizes depreciation and interest expense associated with the development.
•A more favorable environment for transactions with smaller, private operators experiencing capital, ownership and/or refinancing challenges has materialized in the second half of 2024. The Company remains patient on asset growth in the near term but is cautiously optimistic that it may find additional opportunities to deploy its available liquidity for capital situations and/or asset acquisitions in 2025.

•Long-term, the Company believes the Sunbelt offers compelling advantages due to the predominance of pro-business states, along with better population and job growth from migration patterns and business investment.
•With new supply growth expected to moderate in Sunbelt markets in 2025 and 2026, the Company expects a disciplined capital allocation strategy, a focus on stabilizing occupancy in a challenging leasing environment during 2024 and a pipeline of new investment opportunities to translate from a bridge year in 2024 to better growth over the next two to three years.

BRT Apartments Corp. (NYSE: BRT)
Financial Highlights
_________________________________________________________________________________________________________

	As of September 30,
	2024	2023
Market capitalization (thousands)	$329,818	$321,947
Shares outstanding (thousands)	18,761	18,642
Closing share price	$17.58	$17.27
Quarterly dividend declared per share	$0.25	$0.25

	Quarter ended September 30,
	Combined		Consolidated		Unconsolidated
	2024	2023	2024	2023	2024	2023
Properties owned	29	28	21	21	8	7
Units (a)	7,947	7,707	5,420	5,420	2,527	2,287
Average occupancy (b)	94.4%	94.4%	94.5%	94.4%	94.1%	94.4%
Average monthly rental revenue per occupied unit (b)	$1,404	$1,390	$1,363	$1,352	$1,504	$1,480
____________________________
(a) Includes a 240-unit multi-family property in lease up
(b) Excludes a 240-unit multi-family property in lease up
	Quarter ended September 30,
Per share data	2024 (Unaudited)	2023 (Unaudited
(Loss) per share, basic and diluted	$(0.12)	$(0.08)
FFO per share of common stock (diluted) (1)	$0.30	$0.31
AFFO per share of common stock (diluted) (1)	$0.36	$0.41

	As of September 30,
	2024	2023
Debt to Enterprise Value (2)	68%	67%

(1) See the reconciliation of Funds From Operations, or FFO, and Adjusted Funds From Operations, or AFFO, to net income, as calculated in accordance with
GAAP, and the definitions of such terms under "Non-GAAP Financial Measures and Definitions."
(2) Enterprise Value is equal to debt plus market capitalization less cash and cash equivalents, including BRT's pro-rata share of cash and cash equivalents at the unconsolidated Joint Ventures. Cash and cash equivalents excludes restricted cash. Debt is equal to 100% of the debt at the consolidated properties and BRT's pro-rata share of debt at the unconsolidated joint ventures. See "Non-GAAP Financial Measures and Definitions" for an explanation of "pro-rata share."

BRT Apartments Corp. (NYSE: BRT)
Components of Net Asset Value
As of September 30, 2024
(all in thousands)
____________________________________________________________________________________________________________________

Net Operating Income for the three months ended September 30, 2024
Consolidated	$12,990
Unconsolidated (Pro rata)	2,991
Total Net Operating Income	$15,981

OTHER ASSETS
Cash and Cash Equivalents	$45,801
Cash and Cash Equivalents - Unconsolidated pro rata	2,685
Restricted Cash	—
Other Assets	18,988
Other Assets - Unconsolidated pro rata	4,441
Total Cash and Other Assets	$71,915

OTHER LIABILITIES
Accounts Payable and Accrued Liabilities	$23,669
Accounts Payable and Accrued Liabilities - Unconsolidated pro rata	4,225
Total Other Liabilities	$27,894

DEBT SUMMARY
Mortgages Payable:
Consolidated	$447,147
Unconsolidated (Pro rata)	116,167
Total Mortgages Payable	$563,314

Credit Facility	$—
Subordinated Notes	37,158
Total Debt Outstanding	$600,472

Common Shares Outstanding	18,761
____________________________________________
(1) See the Appendix for a reconciliation of the non-GAAP amounts presented to GAAP amounts

BRT Apartments Corp. (NYSE: BRT)
Operating Results
(amounts in thousands except per share data)
_____________________________________________________________________________________________________________________

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Revenues:
Rental and other revenue from real estate properties	$24,177	$23,510	$71,253	$69,704
Interest and other income	219	342	408	405
Total revenues	24,396	23,852	71,661	70,109
Expenses:
Real estate operating expenses	11,187	10,583	32,612	31,565
Interest expense	5,745	5,581	16,768	16,577
General and administrative	3,811	4,017	11,776	11,920
Depreciation and amortization	6,499	6,544	19,400	22,095
Total expenses	27,242	26,725	80,556	82,157
Total revenues less total expenses	(2,846)	(2,873)	(8,895)	(12,048)
Equity in earnings of unconsolidated joint ventures	369	426	986	1,705
Equity in earnings from sale of unconsolidated joint venture properties	—	—	—	14,744
Gain on sale of real estate	—	604	—	604
Insurance recovery	—	261	—	476
Gain on insurance recoveries	—	—	—	240
(Loss) income from continuing operations	(2,477)	(1,582)	(7,909)	5,721
Income tax (benefit) provision	(310)	(122)	(297)	5
(Loss) income from continuing operations, net of taxes	(2,167)	(1,460)	(7,612)	5,716
Net income attributable to non-controlling interests	(38)	(34)	(109)	(106)
Net (loss) income attributable to common stockholders	$(2,205)	$(1,494)	$(7,721)	$5,610

Weighted average number of shares of common stock outstanding:
Basic	17,796,206	17,851,715	17,720,024	18,022,975
Diluted	17,796,206	17,851,715	17,720,024	18,045,767

Per share amounts attributable to common stockholders:
Basic	$(0.12)	$(0.08)	$(0.41)	$0.30
Diluted	$(0.12)	$(0.08)	$(0.41)	$0.27

BRT Apartments Corp. (NYSE: BRT)
Operating Results of Unconsolidated Properties
(amounts in thousands)

_____________________________________________________________________________________________________________________

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Revenues:
Rental and other revenue	$11,611	$10,636	$33,529	$34,244
Total revenues	11,611	10,636	33,529	34,244

Expenses:
Real estate operating expenses	5,578	5,023	16,462	15,835
Interest expense	2,898	2,212	8,508	7,057
Depreciation	2,916	2,568	8,714	7,833
Total expenses	11,392	9,803	33,684	30,725
Total revenues less total expenses	219	833	(155)	3,519
Other equity earnings	5	3	26	119
Gain on insurance recoveries	—	—	—	65
Gain on sale of real estate	—	—	—	38,418
Loss on extinguishment of debt	—	—	—	(561)
Net (loss) income from joint ventures	$224	$836	$(129)	$41,560

BRT equity in earnings of unconsolidated joint venture properties	$369	$426	$986	$16,449

BRT Apartments Corp. (NYSE: BRT)
Funds from Operations and
Adjusted Funds from Operations
(dollars in thousands)
____________________________________________________________________________________________________________________

The tables below provides a reconciliation of net loss determined in accordance with GAAP to FFO and AFFO on a dollar and per share basis for each of the indicated periods (dollars in thousands, except per share amounts):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
GAAP Net (loss) income attributable to common stockholders	$(2,205)	$(1,494)	$(7,721)	$5,610
Add: depreciation and amortization of properties	6,499	6,544	19,400	22,095
Add: our share of depreciation in unconsolidated joint venture properties	1,379	1,307	4,119	3,985
Deduct: our share of equity in earnings from sale of unconsolidated joint venture properties	—	—	—	(14,744)
Deduct: gain on sale of real estate	—	(604)	—	(604)
Adjustments for non-controlling interests	(4)	(4)	(12)	(12)
NAREIT Funds from operations attributable to common stockholders	$5,669	$5,749	$15,786	$16,330

Adjustments for: deferred rent concessions and straight line rent	(537)	24	(900)	68
Adjustments for: our share of straight-line rent and rent concession accruals from unconsolidated joint venture properties	(45)	—	(105)	—
Add: our share of loss on extinguishment of debt from unconsolidated joint venture properties	—	—	—	212
Add: amortization of restricted stock and RSU expense	1,189	1,473	3,621	4,076
Add: amortization of deferred mortgage and debt costs	324	272	866	799
Add: our share of deferred mortgage costs from unconsolidated joint venture properties	30	26	90	80
Add: amortization of fair value adjustment for mortgage debt	139	152	421	463
Less: gain on insurance recoveries	—	—	—	(240)
Less: our share of gain on insurance recoveries from unconsolidated joint venture properties	—	—	—	(30)
Adjustments for non-controlling interests	—	(4)	(8)	(11)
Adjusted funds from operations attributable to common stockholders	$6,769	$7,692	$19,771	$21,747

Funds from Operations and
Adjusted Funds from Operations
(dollars in thousands, except per share data)
____________________________________________________________________________________________________________________

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
GAAP Net (loss) income attributable to common stockholders	$(0.12)	$(0.08)	$(0.41)	$0.28
Add: depreciation and amortization of properties	0.35	0.35	1.04	1.17
Add: our share of depreciation in unconsolidated joint venture properties	0.07	0.07	0.22	0.21
Deduct: our share of equity in earnings from sale of unconsolidated joint venture properties	—	—	—	(0.77)
Deduct: gain on sale of real estate	—	(0.03)	—	(0.03)
Adjustment for non-controlling interests	—	—	—	—
NAREIT Funds from operations per diluted common share	$0.30	$0.31	$0.85	$0.86

Adjustments for: deferred rent concessions and straight line rent	(0.03)	—	(0.05)	—
Adjustments for: our share of straight-line rent and rent concession accruals in unconsolidated joint venture properties	—	—	—	—
Add: our share of loss on extinguishment of debt from unconsolidated joint venture properties	—	—	—	0.01
Add: amortization of restricted stock and RSU expense	0.06	0.08	0.19	0.22
Add: amortization of deferred mortgage and debt costs	0.02	0.01	0.05	0.04
Add: our share of deferred mortgage and debt costs from unconsolidated joint venture properties	—	—	—	—
Add: amortization of fair value adjustment for mortgage debt	0.01	0.01	0.02	0.02
Less: gain on insurance recoveries	—	—	—	(0.01)
Less: our share of gain on insurance recoveries from unconsolidated joint venture properties	—	—	—	—
Adjustments for non-controlling interests	—	—	—	—
Adjusted funds from operations per diluted common share	$0.36	$0.41	$1.06	$1.14

Diluted shares outstanding for FFO and AFFO	18,758,435	18,804,874	18,679,558	19,016,032

BRT Apartments Corp. (NYSE: BRT)
Consolidated Balance Sheets
(amounts in thousands, except per share amounts)

_____________________________________________________________________________________________________________________

	September 30, 2024	December 31, 2023
	(unaudited)	(audited)
ASSETS
Real estate properties, net of accumulated depreciation and amortization	$621,379	$635,836
Investment in unconsolidated joint ventures	31,573	34,242
Cash and cash equivalents	45,801	23,512
Restricted cash	—	632
Other assets	18,988	15,741
Total Assets	$717,741	$709,963

LIABILITIES AND EQUITY
Liabilities:
Mortgages payable, net of deferred costs	$447,147	$422,427
Junior subordinated notes, net of deferred costs	37,158	37,143
Credit facility, net of deferred costs	—	—
Accounts payable and accrued liabilities	23,669	21,948
Total Liabilities	507,974	481,518

Commitments and contingencies
Equity:
BRT Apartments Corp. stockholders' equity:
Preferred shares $.01 par value 2,000 shares authorized, none issued	—	—
Common stock, $.01 par value, 300,000 shares authorized; 17,798 and 17,536 shares outstanding	178	175
Additional paid-in capital	270,406	267,271
Accumulated deficit	(60,716)	(38,986)
Total BRT Apartments Corp. stockholders’ equity	209,868	228,460
Non-controlling interests	(101)	(15)
Total Equity	209,767	228,445
Total Liabilities and Equity	$717,741	$709,963

BRT Apartments Corp. (NYSE: BRT)
Stock Repurchase Activity
________________________________________________________________________________________

The Company's stock repurchase activity during the periods indicated is reflected in the table below:
Quarter ended	Shares repurchased	Total cost	Average Cost Per Share
March 31, 2024	123,061	$2,267,000	$18.43
June 30, 2024	53,619	930,000	17.34
September 30, 2024	6,563	115,000	17.55
	183,243	$3,312,000	$18.07

BRT Apartments Corp. (NYSE: BRT)
Value-Add Program and Capital Expenditures
Quarter ended September 30, 2024
________________________________________________________________________________________

Value-Add Program
(Includes consolidated and unconsolidated amounts)
Units Rehabilitated (1)	Estimated Rehab Costs (2)	Estimated Rehab Costs Per unit	Estimated Average Monthly Rent Increase (3)	Estimated Annualized ROI (3)	Estimated units available to be renovated over next 24 months
35	$253,000	$7,240	$197	33%	378

(1) Refers to rehabilitated units with respect to which a new lease or renewal lease was entered into during the period.
(2) Reflects rehab costs incurred during the current and prior periods with respect to units completed, in which a new lease or renewal lease was entered into during the current period.
(3) These results are not necessarily indicative of the results that would be generated if such improvements were made across our portfolio of properties or at any particular property. Rents at a property may increase for reasons wholly unrelated to property improvements, such as changes in demand for rental units in a particular market or sub-market. Even if units are available to be renovated, the Company may decide not to renovate such units.

Capital Expenditures
(Includes consolidated and unconsolidated amounts)
	Gross Capital Expenditures	Less: JV Partner Share	BRT Share of Capital Expenditures (4)
Estimated Recurring Capital Expenditures (1)	$953,000	$86,000	$867,000
Estimated Non-Recurring Capital Expenditures (2)	1,278,000	179,000	1,099,000
Total Capital Expenditures	$2,231,000	$265,000	$1,966,000

Replacements (operating expense) (3)	$924,064	$90,294	$833,770

Estimated Recurring Capital Expenditures and Replacements per unit (7,707 units) (5)	$244	$23	$221

(1) Recurring capital expenditures represent our estimate of expenditures incurred at the property to maintain the property's existing operations - it excludes revenue enhancing projects.
(2) Non-recurring capital expenditures represent our estimate of significant improvements to the common areas, property exteriors, or interior units of the property, and revenue enhancing upgrades.
(3) Replacements are expensed and not capitalized as incurred at the property.
(4) Based on BRT's percentage equity interest.
(5) Excludes a 240-unit multi-family property in lease up.

BRT Apartments Corp. (NYSE: BRT)
Debt Analysis
As of September 30, 2024
(dollars in thousands)
________________________________________________________________________________________________________________________________

Consolidated
Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity	Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2024	$921	$921	$—	—%	—%
2025	19,860	4,485	15,375	4%	4.42%
2026	74,621	5,090	69,531	17%	4.12%
2027	46,190	3,395	42,795	10%	3.96%
2028	40,697	2,746	37,951	9%	4.47%
Thereafter	269,112	22,029	247,083	60%	4.06%
Total	$451,401	$38,666	$412,735	100%

Unconsolidated (BRT pro rata share)
Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity	Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2024	$451	$451	—	—%	—%
2025	1,842	1,842	$—	—%	—%
2026	25,796	1,805	23,991	22%	4.92%
2027	13,026	1,472	11,554	11%	4.15%
2028	34,265	450	33,815	31%	4.26%
Thereafter	41,205	1,339	39,866	36%	3.43%
Total	$116,585	$7,359	$109,226	100%

Combined (2)
Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity	Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2024	$1,372	$1,372	$—	—	—%
2025	21,702	6,327	15,375	3%	4.42%
2026	100,417	6,895	93,522	18%	4.32%
2027	59,216	4,867	54,349	10%	4.00%
2028	74,962	3,196	71,766	14%	4.37%
Thereafter	310,317	23,368	286,949	55%	3.98%
Total	$567,986	$46,025	$521,961	100%
Weighted Average Remaining Term to Maturity (2)			5.9	years
Weighted Average Interest Rate (2)			4.09%
Debt Service Coverage Ratio for the quarter ended September 30, 2024			1.32	(3)

(1) Based on principal payments due at maturity.
(2) Includes consolidated and BRT's pro rata share of unconsolidated amounts.
(3) See definition under "Non-GAAP Financial Measures and Definitions." Includes consolidated and 100% of the unconsolidated amounts.

Junior Subordinated Notes
Principal Balance	$37,400, excluding deferred costs of $242
Interest Rate	3 month term SOFR + 2.26% (i.e., 7.52% at 9/30/2024)
Maturity	April 30, 2036

Credit Facility
Maximum Amount Available	Up to $40,,000
Amount Outstanding	$0
Interest Rate	1 month SOFR + 2.50% (floor of 6%)
Maturity	September 2027
____________________________________________

BRT Apartments Corp. (NYSE: BRT)
Portfolio Data by State
Quarter ended September 30, 2024
(dollars in thousands, except monthly rent amounts)

_____________________________________________________________________________________________________________________

Consolidated
	Units at period end	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Weighted Average Occupancy	Weighted Average Rent per Occ. Unit
Georgia	688	$2,647	$1,418	$1,229	9.5%	91.7%	$1,243
Florida	518	2,352	1,225	1,127	8.7%	94.9%	1,469
Texas	600	2,377	1,326	1,051	8.1%	94.1%	1,208
Ohio	264	981	515	466	3.6%	94.1%	1,172
Virginia	220	1,219	515	704	5.4%	96.8%	1,714
North Carolina	264	1,059	460	599	4.6%	94.6%	1,291
South Carolina	474	2,181	1,268	913	7.0%	94.7%	1,443
Tennessee	702	3,509	1,473	2,036	15.7%	95.5%	1,614
Alabama	740	2,810	1,287	1,523	11.7%	94.5%	1,180
Mississippi	776	3,151	1,119	2,032	15.6%	95.1%	1,317
Missouri	174	948	448	500	3.8%	95.6%	1,703
Net deferred rent	—	539	—	539	4.1%	N/A	N/A
Legacy assets	—	404	133	271	2.1%	N/A	N/A
Totals	5,420	$24,177	$11,187	$12,990	100%	94.5%	$1,363

Unconsolidated (Pro-Rata Share)
	Units at period end	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Weighted Average Occupancy	Weighted Average Rent per Occ. Unit
Texas	1,103	$2,628	$1,384	$1,244	41.6%	92.7%	$1,504
South Carolina	713	1,359	510	849	28.4%	94.5%	1,591
Georgia	271	975	473	502	16.8%	95.1%	1,530
Alabama	200	610	303	307	10.3%	98.8%	1,173
Net deferred rent	—	45	—	45	1.5%	N/A	N/A
Other (2)	240	124	80	44	1.5%	N/A	N/A
Totals	2,527	$5,741	$2,750	$2,991	100%	94.1%	$1,504

_________________________________________________________________________________
(1) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI and pro-rata share under "Non-GAAP Financial
Measures and Definitions."
(2) Represents property in lease up.

BRT Apartments Corp. (NYSE: BRT)
Portfolio Data by State
Nine Months Ended September 30, 2024
(dollars in thousands, except monthly rent amounts)

____________________________________________________________________________________________________________________

Consolidated
	Units at period end	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Weighted Average Occupancy	Weighted Average Rent per Occ. Unit
Texas	600	$6,987	$3,859	$3,128	8.1%	92.9%	$1,198
Georgia	688	7,958	4,171	3,787	9.8%	91.5%	1,241
Florida	518	7,062	3,496	3,566	9.2%	94.8%	1,464
Ohio	264	2,935	1,434	1,501	3.9%	94.9%	1,155
Virginia	220	3,609	1,518	2,091	5.4%	96.4%	1,690
North Carolina	264	3,198	1,336	1,862	4.8%	94.9%	1,282
South Carolina	474	6,619	3,564	3,055	7.9%	95.1%	1,453
Tennessee	702	10,117	4,397	5,720	14.8%	93.8%	1,571
Alabama	740	8,484	3,879	4,605	11.9%	94.4%	1,192
Missouri	174	2,826	1,302	1,524	3.9%	95.1%	1,697
Mississippi	776	9,370	3,312	6,058	15.7%	94.8%	1,308
Net deferred rent	—	952	—	952	2.5%	N/A	N/A
Legacy assets	—	1,136	344	792	2.0%	N/A	N/A
Totals	5,420	$71,253	$32,612	$38,641	100.0%	94.1%	$1,353

Unconsolidated (Pro-Rata Share)
	Units at period end	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Average Occupancy	Average Rent per Occ. Unit
Texas	1,103	$7,889	$4,113	$3,776	43.0%	92.6%	$1,510
South Carolina	713	4,013	1,486	2,527	28.8%	94.7%	1,558
Georgia	271	2,906	1,424	1,482	16.9%	94.3%	1,534
Alabama	200	1,786	856	930	10.6%	97.6%	1,149
Net deferred rent	—	105	—	105	1.2%	N/A	N/A
Other (2)	240	196	243	(47)	(0.5)%	N/A	N/A
Totals	2,527	$16,895	$8,122	$8,773	100%	93.9%	$1,495

_________________________________________________________________________________
(1) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI and pro-rata share under "Non-GAAP Financial
Measures and Definitions."
(2) Represents property in lease up.

BRT Apartments Corp. (NYSE: BRT)
Combined Portfolio Metrics (1)
Quarters ended September 30, 2024 and 2023
(dollars in thousands)
_____________________________________________________________________________________________________________________

	Three Months Ended September 30,
	2024	2023	% Change
Combined Revenues	$29,389	$28,628	2.7%

Combined Operating Expenses
Payroll	$2,537	$2,492	1.8%
Real Estate taxes	3,492	3,333	4.8%
Management Fees	809	802	0.9%
Insurance	1,455	1,255	15.9%
Utilities	1,865	1,726	8.1%
Repairs and Maintenance	1,686	1,736	(2.9)%
Replacements	834	683	22.1%
Advertising, Leasing and Other	1,047	1,035	1.2%
Total Combined Operating Expenses	$13,725	$13,062	5.1%

Total Combined Operating Income	$15,664	$15,566	0.6%
____________________________________________

(1) Please refer to Non-GAAP Financial Measures, Definitions and Reconciliations for definition of Combined Same Store and reconciliation of Net Operating
Income. Combined portfolio refers to the consolidated same store properties, the unconsolidated same store properties presented on a pro rata share basis, for all periods presented, with a total of 7,707 units, excluding a 240-unit multi-family property in lease up.

BRT Apartments Corp. (NYSE: BRT)
Combined Portfolio Metrics (1)
Nine Months Ended September 30, 2024 and 2023

(dollars in thousands)
____________________________________________________________________________________________________________________

	Nine Months Ended September 30,
	2024	2023	% Change
Combined Revenues	$86,816	$84,780	2.4%

Combined Operating Expenses
Payroll	$7,384	$7,360	0.3%
Real Estate taxes	10,551	10,038	5.1%
Management Fees	2,439	2,427	0.5%
Insurance	4,314	3,653	18.1%
Utilities	5,318	5,081	4.7%
Repairs and Maintenance	4,796	5,159	(7.0)%
Replacements	2,114	1,911	10.6%
Advertising, Leasing and Other	3,231	3,097	4.3%
Total Combined Operating Expenses	$40,147	$38,727	3.7%

Total Combined Operating Income	$46,669	$46,054	1.3%

________________________________________________

(1) Please refer to Non-GAAP Financial Measures, Definitions and Reconciliations for definition of Combined Same Store and reconciliation of Net Operating
Income. Combined portfolio refers to the consolidated same store properties, the unconsolidated same store properties presented on a pro rata share basis for all periods presented, with a total of 7,707 units, excluding a 240-unit multi-family property in lease up.

BRT Apartments Corp. (NYSE: BRT)
Portfolio Table
As of September 30, 2024
___________________________________________________________________________________________

Property	City	State	Year Built	Year Acquired	Property Age	Units	Q3 2024 Avg. Occupancy	Q3 2024 Avg. Rent per Occ. Unit
Consolidated Properties - All 100% Owned
Silvana Oaks	North Charleston	SC	2010	2012	14	208	94.4%	$1,514
Avondale Station	Decatur	GA	1954	2012	70	212	91.2%	1,394
Newbridge Commons	Columbus	OH	1999	2013	25	264	94.1%	1,172
Brixworth at Bridgestreet	Huntsville	AL	1985	2013	39	208	95.1%	1,042
Avalon	Pensacola	FL	2008	2014	16	276	93.8%	1,504
Crossings of Bellevue	Nashville	TN	1985	2014	39	300	96.3%	1,439
Parkway Grande	San Marcos	TX	2014	2015	10	192	95.1%	1,309
Woodland Trails	LaGrange	GA	2010	2015	14	236	94.0%	1,392
Kilburn Crossing	Fredericksburg	VA	2005	2016	19	220	96.8%	1,714
Verandas at Alamo Ranch	San Antonio	TX	2015	2016	9	288	92.4%	1,134
Grove at River Place	Macon	GA	1988	2016	36	240	89.7%	952
Civic Center 1	Southaven	MS	2002	2016	22	392	96.8%	1,278
Civic Center 2	Southaven	MS	2005	2016	19	384	93.4%	1,358
Vanguard Heights	Creve Coeur	MO	2016	2017	8	174	95.6%	1,703
Jackson Square	Tallahassee	FL	1996	2017	28	242	96.2%	1,431
Woodland Apartments	Boerne	TX	2007	2017	17	120	96.7%	1,219
Magnolia Pointe	Madison	AL	1991	2017	33	204	93.6%	1,173
Bell's Bluff	W. Nashville	TN	2019	2018	5	402	93.9%	1,750
Crestmont at Thornblade	Greenville	SC	1998	2018	26	266	95.9%	1,388
Somerset at Trussville	Trussville	AL	2007	2019	17	328	94.8%	1,272
Abbotts Run	Wilmington	NC	2001	2020	23	264	94.6%	1,291
Weighted Avg./Total Consolidated					23	5,420

Properties owned by Unconsolidated Joint Ventures									% Ownership
Pointe at Lenox Park	Atlanta	GA	1989	2016	35	271	95.1%	1,530	74%
Gateway Oaks	Forney	TX	2016	2016	8	313	94.7%	1,423	50%
Mercer Crossing	Dallas	TX	2015	2017	9	509	92.7%	1,644	50%
Canalside Lofts	Columbia	SC	2008	2017	16	374	94.4%	1,470	32%
Landings of Carrier Parkway	Grand Prairie	TX	2001	2018	23	281	91.3%	1,341	50%
Canalside Sola	Columbia	SC	2015	2018	9	339	94.6%	1,724	46%
The Village at Lakeside	Auburn	AL	1988	2019	36	200	98.8%	1,173	80%
Weighted Avg./Total Unconsolidated					17	2,287

Weighted Avg./Total Portfolio					21	7,707
Lease up
Stono Oaks	Johns Island	SC	2023	2022		240			18%

BRT Apartments Corp. (NYSE: BRT)

APPENDIX

BRT Apartments Corp. (NYSE: BRT)
.
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)
________________________________________________________________________________________

Adjusted Funds from Operations (AFFO)
BRT computes AFFO by adjusting FFO for loss on extinguishment of debt, our straight-line rent and rent concession accruals, restricted stock and RSU compensation expense, fair value adjustment of mortgage debt, gain on insurance recovery, insurance recovery from casualty loss and deferred mortgage and debt costs (including, in each case as applicable, from its share of its unconsolidated joint ventures). Since the NAREIT White Paper(as described below) does not provide guidelines for computing AFFO, the computation of AFFO may vary from one REIT to another.

Combined Portfolio
Combined portfolio refers to the consolidated same store properties, the unconsolidated same store properties presented on a pro rata share basis.

Debt Service Coverage Ratio
Debt service coverage ratio is net operating income ("NOI") divided by total debt service and includes both consolidated and unconsolidated assets.

Funds from Operations (FFO)
BRT computes FFO in accordance with the “White Paper on Funds from Operations” issued by the National Association of Real Estate Investment Trusts (“NAREIT”) and NAREIT's related guidance. FFO is defined in the White Paper as net income (calculated in accordance with generally accepted accounting principles), excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control, impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect funds from operations on the same basis. In computing FFO we do not add back to net income the amortization of costs in connection with our financing activities or depreciation of non-real estate assets.

Net Operating Income (NOI)
BRT computes NOI by adjusting net income (loss) to (a) add back (1) depreciation expense, (2) general and administrative expenses, (3) interest expense, (4) loss on extinguishment of debt, (5) equity in earnings (loss) of unconsolidated joint ventures, (6) provision for taxes, and (7) the impact of non-controlling interests, and (b) deduct (1) other income, (2) gain on sale of real estate (3) insurance recovery of casualty loss, and (4) gain on insurance recoveries related to casualty loss.

Pro-Rata Share
BRT's pro-rata share gives effect to its percentage equity interest in the unconsolidated joint ventures that own properties. Due to the operation of allocation/distribution provision of the joint venture agreements pursuant to which BRT participates in the ownership of these properties, BRT's share of the gain and loss on the sale of a property may be less than implied by BRT's percentage equity interest. Notwithstanding the foregoing, when referring to the number of units, average occupancy, and average rent per unit, the amount shown reflects 100% of the amount.

Same Store
Same store properties refer to stabilized properties (as described below) that we owned and operated for the entirety of periods being compared, except for properties that are under construction, legacy assets, in lease-up, or are undergoing development or redevelopment. We move properties previously excluded from our same store portfolio (because they were under construction, in lease up or are in development or redevelopment) into the same store designation once they have stabilized and such status has been reflected fully in all applicable periods of comparison.

Stabilized Properties
Newly constructed, lease-up, development and redevelopment properties are deemed stabilized upon the earlier to occur of the first full calendar quarter beginning (a) 12 months after the property is fully completed and put in service and (b) attainment of at least 90% physical occupancy.

Total Debt Service
Total debt service is the cash required to cover the repayment of interest and principal on a debt for a particular period. Total debt service is used in the calculation of the debt service coverage ratio which is used to determine the borrower’s ability to make debt service payments.

BRT Apartments Corp. (NYSE: BRT)
Consolidated Same Store Comparisons (1)
Quarters ended September 30, 2024 and 2023
(dollars in thousands, except monthly rent amounts)
_____________________________________________________________________________________________________________________

		Revenues			Property Operating Expenses				NOI (2)
	Units	2024	2023	% Change	2024		2023	% Change	2024		2023	% Change
Georgia	688	$2,647	$2,716	(2.5)%	$1,418		$1,295	9.5%	$1,229		$1,421	(13.5)%
Florida	518	2,352	2,368	(0.7)%	1,225		1,195	2.5%	1,127		1,173	(3.9)%
Texas	600	2,377	2,346	1.3%	1,326		1,398	(5.2)%	1,051		948	10.9%
Ohio	264	981	941	4.3%	515		400	28.8%	466		541	(13.9)%
Virginia	220	1,219	1,141	6.8%	515		467	10.3%	704		674	4.5%
North Carolina	264	1,059	1,056	0.3%	460		441	4.3%	599		615	(2.6)%
South Carolina	474	2,181	2,136	2.1%	1,268		1,102	15.1%	913		1,034	(11.7)%
Tennessee	702	3,509	3,594	(2.4)%	1,473		1,479	(0.4)%	2,036		2,115	(3.7)%
Alabama	740	2,810	2,807	0.1%	1,287		1,185	8.6%	1,523		1,622	(6.1)%
Mississippi	776	3,151	3,084	2.2%	1,119		1,033	8.3%	2,032		2,051	(0.9)%
Missouri	174	948	953	(0.5)%	448		441	1.6%	500		512	(2.3)%
Net deferred rent	—	539	—		—	—	—		539	—	—
Totals	5,420	$23,773	$23,142	2.7%	$11,054		$10,436	5.9%	$12,719		$12,706	0.1%

		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2024	2023	% Change	2024		2023	% Change
Georgia		91.7%	93.4%	(1.8)%	$1,243		$1,245	(0.2)%
Florida		94.9%	95.5%	(0.6)%	1,469		1,459	0.7%
Texas		94.2%	92.4%	1.9%	1,208		1,193	1.3%
Ohio		94.1%	96.8%	(2.8)%	1,172		1,102	6.4%
Virginia		96.8%	94.5%	2.4%	1,714		1,635	4.8%
North Carolina		95.0%	95.3%	(0.3)%	1,291		1,272	1.5%
South Carolina		95.2%	96.1%	(0.9)%	1,443		1,400	3.1%
Tennessee		95.0%	94.4%	0.6%	1,615		1,658	(2.6)%
Alabama		95.1%	93.3%	1.9%	1,180		1,197	(1.4)%
Mississippi		95.0%	96.1%	(1.1)%	1,317		1,281	2.8%
Missouri		95.6%	94.8%	0.8%	1,703		1,738	(2.0)%
Weighted Average		94.5%	94.4%	0.1%	$1,363		$1,352	0.8%
_______________________________

(1) See definition of Same Store under "Non-GAAP Financial Measures and Definitions"
(2) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI under "Non-GAAP Financial Measures and
Definitions."

BRT Apartments Corp. (NYSE: BRT)

Consolidated Same Store Comparisons (1)
Nine Months Ended September 30, 2024 and 2023
(dollars in thousands, except monthly rent amounts)
____________________________________________________________________________________________________________________

		Revenues			Property Operating Expenses				NOI (2)
	Units	2024	2023	% Change	2024	2023		% Change	2024	2023	% Change
Georgia	688	$7,958	$7,947	0.1%	$4,171	$3,848		8.4%	$3,787	$4,099	(7.6)%
Florida	518	7,062	7,094	(0.5)%	3,496	3,377		3.5%	3,566	3,717	(4.1)%
Texas	600	6,987	6,896	1.3%	3,859	4,112		(6.2)%	3,128	2,784	12.4%
Ohio	264	2,935	2,807	4.6%	1,434	1,259		13.9%	1,501	1,548	(3.0)%
Virginia	220	3,609	3,434	5.1%	1,518	1,351		12.4%	2,091	2,083	0.4%
Missouri	474	2,826	2,830	(0.1)%	1,302	1,303		(0.1)%	1,524	1,527	(0.2)%
Alabama	702	8,484	8,406	0.9%	3,879	3,694		5.0%	4,605	4,712	(2.3)%
North Carolina	174	3,198	3,119	(0.1)%	1,336	1,257		(0.1)%	1,862	1,862	(0.2)%
Mississippi	740	9,370	9,104	0.9%	3,312	3,208		5.0%	6,058	5,896	(2.3)%
South Carolina	264	6,619	6,409	2.5%	3,564	3,354		6.3%	3,055	3,055	0.0%
Tennessee	776	10,117	10,548	2.9%	4,397	4,435		3.2%	5,720	6,113	2.7%
Net deferred Rent	—	952	—		—	—			952	—
Totals	5,420	$70,117	$68,594	2.2%	$32,268	$31,198	$31,198	3.4%	$37,849	$37,398	1.2%

		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2024	2023	% Change	2024	2023		% Change
Georgia		91.5%	93.6%	(2.2)%	$1,241	$1,217		2.0%
Florida		94.8%	95.2%	(0.4)%	1,464	1,454		0.7%
Texas		93.4%	92.4%	1.1%	1,198	1,210		(1.0)%
Ohio		94.9%	97.1%	(2.3)%	1,155	1,094		5.6%
Virginia		96.4%	96.0%	0.4%	1,690	1,620		4.3%
South Carolina		95.1%	95.4%	(0.3)%	1,453	1,396		4.1%
Tennessee		93.5%	94.0%	(0.5)%	1,571	1,626		(3.4)%
Missouri		95.1%	94.7%	0.4%	1,697	1,709		(0.7)%
Alabama		95.2%	94.0%	1.3%	1,192	183		551.4%
North Carolina		94.9%	94.9%	0.0%	1,282	1,243		3.1%
Mississippi		94.8%	95.5%	(0.7)%	1,308	1,258		4.0%
Weighted Average		94.1%	94.4%	(0.3)%	1,353	1,337		1.2%
_______________________________
(1) See definition of Same Store under "Non-GAAP Financial Measures and Definitions"
(2) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI under "Non-GAAP Financial Measures and
Definitions."

BRT Apartments Corp. (NYSE: BRT)
Unconsolidated Same Store Comparisons (1)
Quarters ended September 30, 2024 and 2023
BRT Pro-rata Share
(dollars in thousands, except monthly rent amounts)
________________________________________________________________________________________

		Revenues			Property Operating Expenses			NOI (2)
	Units	2024	2023	% Change	2024	2023	% Change	2024	2023	% Change
Texas	1,103	$2,628	$2,663	(1.3)%	$1,385	$1,369	1.2%	$1,243	$1,294	(3.9)%
Georgia	271	975	973	0.2%	473	473	0.0%	502	500	0.4%
South Carolina	713	1,358	1,289	5.4%	510	495	3.0%	848	794	6.8%
Alabama	200	610	561	8.7%	303	289	4.8%	307	272	12.9%
Other		45	—	0.0%	—	—	0.0%	45	—	0.0%
Totals	2,287	$5,616	$5,486	2.4%	$2,671	$2,626	1.7%	$2,945	$2,860	3.0%

		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2024	2023	% Change	2024	2023	% Change
Texas		92.7%	93.6%	(1.0)%	$1,504	$1,539	(2.3)%
Georgia		95.1%	95.7%	(0.6)%	1,530	1,541	(0.7)%
South Carolina		94.5%	94.6%	(0.1)%	1,591	1,481	7.4%
Alabama		98.8%	97.3%	1.5%	1,173	1,084	8.2%
Weighted Average		94.1%	94.4%	(0.3)%	$1,504	$1,480	1.6%
________________________________
(1) See definition of Same Store under "Non-GAAP Financial Measures and Definitions"
(2) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI and pro-rata share under "Non-GAAP Financial
Measures and Definitions."

BRT Apartments Corp. (NYSE: BRT)
Unconsolidated Same Store Comparisons (1)
Nine Months Ended September 30, 2024 and 2023
BRT Pro-rata Share
(dollars in thousands, except monthly rent amounts)
_______________________________________________________________________________________

		Revenues			Property Operating Expenses			NOI (2)
	Units	2024	2023	% Change	2024	2023	% Change	2024	2023	% Change
Texas	1,103	$7,889	$7,839	0.6%	$4,113	$3,878	6.1%	$3,776	$3,961	(4.7)%
Georgia	271	2,906	2,857	1.7%	1,424	1,398	1.9%	1,482	1,459	1.6%
South Carolina	713	4,013	3,827	4.9%	1,487	1,408	5.6%	2,526	2,419	4.4%
Alabama	200	1,786	1,663	7.4%	855	845	1.2%	931	818	13.8%
Other		105	—	0.0%	—	—	0.0%	105	$—	0.0%
Totals	2,287	$16,699	$16,186	3.2%	$7,879	$7,529	4.6%	$8,820	$8,657	1.9%

		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2024	2023	% Change	2024	2023	% Change
Texas		92.6%	92.7%	(0.1)%	$1,510	$1,530	(1.3)%
Georgia		94.3%	96.2%	(2.0)%	1,534	1,495	2.6%
South Carolina		94.7%	94.1%	0.6%	1,558	1,474	5.7%
Alabama		97.8%	98.1%	(0.3)%	1,149	1,058	8.6%
Weighted Average		93.9%	94.0%	(0.1)%	$1,495	$1,465	2.0%
___________________________________
(1) See definition of Same Store under "Non-GAAP Financial Measures and Definitions"
(2) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI and pro-rata share under "Non-GAAP Financial
Measures and Definitions."

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)
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The following tables provides a reconciliation of NOI to net income attributable to common stockholders as computed in accordance with GAAP for the periods presented for the consolidated properties:

Consolidated	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
GAAP Net ( loss) income attributable to common stockholders	$(2,205)	$(1,494)	$(7,721)	$5,610
Less: Interest and other Income	(219)	(342)	(408)	(405)
Add: Interest expense	5,745	5,581	16,768	16,577
General and administrative	3,811	4,017	11,776	11,920
Depreciation and amortization	6,499	6,544	19,400	22,095
Provision for taxes	(310)	(122)	(297)	5
Less: Gain on sale of real estate	—	(604)	—	(604)
Less: Equity in earnings from sale of unconsolidated joint venture properties	—	—	—	(14,744)
Insurance recovery	—	(261)	—	(476)
Less: Gain on insurance recoveries	—	—	—	(240)
Adjust for: Equity in earnings of unconsolidated joint venture properties	(369)	(426)	(986)	(1,705)
Add: Net income attributable to non-controlling interests	38	34	109	106
Net Operating Income	$12,990	$12,927	$38,641	$38,139

Less: Non-same store Net Operating Income	271	221	$792	$743
Same store Net Operating Income	$12,719	$12,706	$37,849	$37,396

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)
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The following tables provides a reconciliation of BRT's Equity in earnings from NOI to net income attributable to common stockholders as computed in accordance with GAAP for the periods presented for BRT's pro rata share of the unconsolidated properties:

Unconsolidated	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
BRT equity in earnings from joint ventures	$369	$426	$986	$16,449
Add: Interest expense	1,244	1,134	3,693	3,607
Depreciation	1,379	1,306	4,119	3,984
Loss on extinguishment of debt	—	—	—	212
Less: Gain on insurances recoveries	—	—	—	(30)
Gain on sale of real estate	—	—	—	(14,744)
Equity in earnings of joint ventures	(1)	(6)	(25)	(119)
Net Operating Income	$2,991	$2,860	$8,773	$9,359

Less: Non-same store Net Operating Income	$46	$—	(47)	701
Same store Net Operating Income	$2,945	$2,860	$8,820	$8,658

Consolidated same store Net Operating Income	$12,719	$12,706	$37,849	$37,396
Unconsolidated same store Net Operating Income	2,945	2,860	8,820	8,658
Combined same store Net Operating Income	$15,664	$15,566	$46,669	$46,054

BRT Apartments Corp. (NYSE: BRT)

NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)
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The condensed income statements for the unconsolidated properties below, present, for the periods indicated, a reconciliation of the information that appears in note 7 to the consolidated financial statements included in BRT's Quarterly Report on Form 10-Q for the period ended September 30, 2024 to the BRT pro-rata information presented below:

	Three Months Ended September 30, 2024
	Total	BRT's Pro Rata Share	Partner Share
Revenues:
Rental and other revenue	$11,611	$5,741	$5,870
Total revenues	11,611	5,741	5,870
Expenses:
Real estate operating expenses	5,578	2,750	2,828
Interest expense	2,898	1,244	1,654
Depreciation	2,916	1,379	1,537
Total expenses	11,392	5,373	$6,019

Total revenues less total expenses	219	368	(149)

Other equity earnings	5	1	4
Net income	$224	369	$(145)

	Three Months Ended September 30, 2023
	Total	BRT's Pro Rata Share	Partner Share
Revenues:
Rental and other revenue	$10,636	$5,486	$5,150
Total revenues	10,636	5,486	5,150
Expenses:
Real estate operating expenses	5,023	2,626	2,397
Interest expense	2,212	1,134	1,078
Depreciation	2,568	1,306	1,262
Total expenses	9,803	5,066	$4,737

Total revenues less total expenses	833	420	413

Other equity earnings	3	6	(3)
Net income	$836	$426	$410

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)

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The condensed income statements for the unconsolidated properties below present for the periods indicated a reconciliation of the information that appears in note 7 of BRT's report on Form 10-Q to the BRT pro rata information presented here in this supplemental.

	Nine Months Ended September 30, 2024
	Total	BRT's Pro Rata Share	Partner Share
Revenues:
Rental and other revenue	$33,529	$16,895	$16,634
Total revenues	33,529	16,895	16,634
Expenses:
Real estate operating expenses	16,462	8,122	8,340
Interest expense	8,508	3,693	4,815
Depreciation	8,714	4,119	4,595
Total expenses	33,684	15,934	$17,750

Total revenues less total expenses	(155)	961	(1,116)

Other equity earnings	26	25	1
Net income	$(129)	$986	$(1,115)

	Nine Months Ended September 30, 2023
	Total	BRT's Pro Rata Share	Partner Share
Revenues:
Rental and other revenue	$34,244	$17,634	$16,610
Total revenues	34,244	17,634	16,610
Expenses:
Real estate operating expenses	15,835	8,275	7,560
Interest expense	7,057	3,607	3,450
Depreciation	7,833	3,984	3,849
Total expenses	30,725	15,866	$14,859

Total revenues less total expenses	3,519	1,768	1,751

Other equity earnings	119	119	—
Gain on insurance recoveries	65	30	35
Gain on sale of real estate properties	38,418	14,744	23,674
Loss on extinguishment of debt	(561)	(212)	(349)
Net income	$41,560	$16,449	25,111

BRT Apartments Corp. (NYSE: BRT)
Balance Sheet of Unconsolidated Joint Venture Entities
(dollars in thousands)

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At September 30, 2024, the Company held interests in unconsolidated joint ventures that own 7 multi-family properties (the "Unconsolidated Properties") and an interest in a multi-family property that is in lease up. The condensed balance sheet below present information regarding such properties:

	September 30, 2024
	TOTAL	BRT's Pro Rata Share	Partner Share
ASSETS
Real estate properties, net of accumulated depreciation	$320,839	$144,701	$176,138
Cash and cash equivalents	6,104	2,685	3,419
Other assets	8,951	4,441	4,510
Total Assets	$335,894	$151,827	$184,067

LIABILITIES AND EQUITY
Liabilities:
Mortgages payable, net of deferred costs	251,982	116,167	135,815
Accounts payable and accrued liabilities	9,046	4,225	4,821
Total Liabilities	261,028	120,392	140,636
Commitments and contingencies

Equity:
Total unconsolidated joint venture equity	74,866	31,436	43,430
Total Liabilities and Equity	$335,894	$151,828	$184,066